UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: May 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS MONEY MARKET TRUST

WESTERN ASSET

CONNECTICUT MUNICIPAL MONEY MARKET FUND

FORM N-Q

MAY 31, 2012

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

Schedule of investments (unaudited)	May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 98.8%
Education - 55.6%
Berea, KY, Educational Facilities Revenue, Berea College Project	0.180%	6/1/32	$4,230,000	$4,230,000	(a)(b)
Connecticut State HEFA Revenue:
Choate Rosemary Hall, LOC-JPMorgan Chase	0.170%	7/1/37	5,220,000	5,220,000	(a)(b)
Connecticut State University System, FGIC	4.750%	11/1/12	2,000,000	2,037,925	(c)
Hotchkiss School, SPA-U.S. Bank N.A.	0.150%	7/1/30	5,600,000	5,600,000	(a)(b)
St. Joseph College, LOC-Sovereign Bank FSB & Banco Santander SA	0.170%	7/1/38	7,205,000	7,205,000	(a)(b)
The Taft School, LOC-Wells Fargo Bank N.A.	0.250%	7/1/22	4,250,000	4,250,000	(a)(b)
Trinity College, LOC-JPMorgan Chase	0.160%	7/1/34	5,160,000	5,160,000	(a)(b)
Wesleyan University	0.110%	7/1/40	10,000,000	10,000,000	(a)(b)
Westover School, LOC-TD Bank N.A.	0.160%	7/1/30	7,195,000	7,195,000	(a)(b)
Yale University	0.150%	7/1/33	185,000	185,000	(a)(b)
Yale University	0.150%	7/1/35	5,800,000	5,800,000	(a)(b)
Yale University	0.150%	7/1/35	4,950,000	4,950,000	(a)(b)
Yale University	0.150%	7/1/36	2,500,000	2,500,000	(a)(b)
Yale University	0.150%	7/1/36	700,000	700,000	(a)(b)
Connecticut State Higher Education Supplement Loan Authority Revenue, Chelsa Loan Program	0.400%	11/15/12	1,695,000	1,695,000	(d)
Houston, TX, Higher Education Finance Corp. Revenue, William Marsh Rice University Project	0.150%	5/15/48	5,700,000	5,700,000	(a)(b)
Massachusetts State HEFA Revenue, Harvard University	0.150%	11/1/49	3,100,000	3,100,000	(a)(b)
University of Connecticut Revenue	5.000%	1/15/13	2,605,000	2,682,802
University of Connecticut Revenue	3.000%	2/15/13	585,000	596,523
University of Michigan Revenue	0.140%	4/1/36	2,500,000	2,500,000	(a)(b)

Total Education				81,307,250

General Obligation - 16.4%
Bridgeport, CT, GO, TAN	1.500%	8/15/12	4,000,000	4,009,818
Cheshire, CT, GO, AMBAC	4.500%	8/1/12	100,000	100,704
Commonwealth of Puerto Rico, GO, Public Improvement, AGM, SPA-JPMorgan Chase	0.250%	7/1/29	4,640,000	4,640,000	(a)(b)
Connecticut Sate, GO	5.500%	12/15/12	1,000,000	1,028,727
Danbury, CT, GO	4.250%	8/1/12	200,000	201,325
Easton, CT, GO	2.000%	11/1/12	145,000	145,999
Fairfield, CT, GO, BAN	2.000%	7/20/12	5,500,000	5,513,468
Hartford, CT, GO, BAN	2.000%	4/11/13	1,000,000	1,013,966
Killingly, CT, GO, BAN	1.500%	5/1/13	1,500,000	1,516,833
Milford, CT, GO	2.000%	11/1/12	225,000	226,548
New London, CT, GO, BAN	1.500%	11/29/12	2,000,000	2,010,332
Oxford, CT, GO	2.000%	8/1/12	55,000	55,154
Regional School District No. 10, CT, GO	2.000%	8/15/12	75,000	75,261
Regional School District No. 10, CT, GO, BAN	1.500%	10/12/12	650,000	652,969
Stonington, CT, GO	4.000%	4/1/13	600,000	618,442
Vernon, CT, GO, BAN	2.000%	10/11/12	930,000	935,856
Woodbury, CT, GO, BAN	1.000%	8/15/12	1,330,000	1,331,383

Total General Obligation				24,076,785

Health Care - 13.3%
Connecticut State HEFA Revenue:
Hoffman Summerwood Community, LOC-TD Bank N.A.	0.170%	7/1/37	6,220,000	6,220,000	(a)(b)
Hospital for Special Care, LOC-Webster Bank N.A., FHLB	0.160%	7/1/37	4,890,000	4,890,000	(a)(b)
Masonicare, LOC-Wells Fargo Bank N.A.	0.200%	7/1/37	200,000	200,000	(a)(b)
The Taft School Corp.	4.000%	7/1/12	200,000	200,608

See Notes to Schedule of Investments.

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - continued
Yale-New Haven Hospital, LOC-JPMorgan Chase	0.170%	7/1/25	$1,600,000	$1,600,000	(a)(b)
Yale-New Haven Hospital, LOC-JPMorgan Chase	0.180%	7/1/25	3,610,000	3,610,000	(a)(b)
Thomasville, GA, Hospital Authority Revenue, Anticipation CTFS, John Archbold Medical Center Inc., LOC-Branch Banking & Trust	0.190%	11/1/23	2,700,000	2,700,000	(a)(b)

Total Health Care				19,420,608

Housing: Multi-Family - 5.6%
Connecticut State HFA, Housing Mortgage Finance Program, SPA-FHLB	0.190%	5/15/31	3,695,000	3,695,000	(a)(b)(d)
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, FHLMC	0.180%	12/1/28	4,500,000	4,500,000	(a)(b)(d)

Total Housing: Multi-Family				8,195,000

Housing: Single Family - 4.4%
Connecticut State HFA:
CIL Realty Inc., LOC-HSBC Bank USA N.A.	0.160%	7/1/32	1,505,000	1,505,000	(a)(b)
Housing Mortgage Finance Program	0.330%	11/15/12	1,395,000	1,395,000	(e)
Connecticut State HFA Revenue, Housing Mortgage Finance, LOC-Bank of Tokyo-Mitsubishi UFJ	0.210%	11/15/34	1,000,000	1,000,000	(a)(b)
Connecticut State HFA, Housing Mortgage Finance Program Revenue, SPA-Bank of Tokyo-Mitsubishi UFJ	0.150%	11/15/41	2,500,000	2,500,000	(a)(b)

Total Housing: Single Family				6,400,000

Industrial Revenue - 1.2%
Connecticut State Development Authority, IDR, Northeast Foods Inc. Project, LOC-Bank of America	0.500%	6/1/13	300,000	300,000	(a)(b)(d)
Trimble County, KY, Association of Counties Leasing Trust, Lease Program Revenue, LOC-U.S. Bank N.A.	0.200%	12/1/38	1,520,000	1,520,000	(a)(b)

Total Industrial Revenue				1,820,000

Public Facilities - 1.6%
Puerto Rico Commonwealth, Public Improvement, AGM, LOC-Barclays Bank PLC	0.190%	7/1/20	2,300,000	2,300,000	(a)(b)

Transportation - 0.7%
Puerto Rico Commonwealth Highway & Transportation Authority Revenue, LOC-Scotiabank	0.120%	7/1/28	1,000,000	1,000,000	(a)(b)

TOTAL INVESTMENTS - 98.8% (Cost - $144,519,643#)				144,519,643
Other Assets in Excess of Liabilities - 1.2%				1,769,328

TOTAL NET ASSETS - 100.0%				$146,288,971

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(b)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(c)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)	Maturity date shown represents the mandatory tender date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds

See Notes to Schedule of Investments.

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2012

BAN	— Bond Anticipation Notes
CIL	— Corporation for Independent Living
CTFS	— Certificates
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDR	— Industrial Development Revenue
LOC	— Letter of Credit
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TAN	— Tax Anticipation Notes

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
A-1	63.1%
VMIG 1	18.4
SP-1	7.3
AA/Aa	6.4
MIG 1	2.2
AAA/Aaa	0.3
NR	2.3

100.0%

*	As a percentage of total investments.

**	Standard & Poor’s primary rating; Moody’s secondary, then Fitch. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower.

See pages 4 through 6 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Long-Term Security Ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Bond Ratings (continued)

Long-Term Security Ratings (unaudited) (cont’d)

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Default is a real possibility.

CC — Default of some kind appears probable.

C — Default is imminent or inevitable, or the issuer is in standstill.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1 — A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

Bond Ratings (continued)

Short-Term Security Ratings (unaudited) (cont’d)

A-2 — A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1 — Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

B — Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.

C — Fitch rating indicating default is a real possibility.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Connecticut Municipal Money Market Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Short-term investments†	—	$144,519,643	—	$144,519,643

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within Connecticut, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting Connecticut.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets and in some cases are backed by a financial institution serving as a liquidity provider. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Accordingly, the credit quality and liquidity of the Fund’s investments may be dependent in part on the credit quality of the institutions supporting the Fund’s investments and changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended May 31, 2012, the Fund did not invest in derivative instruments and does not have any intention to do so in the future.

3. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Money Market Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	July 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	July 26, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	July 26, 2012